GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Emerging Markets Equity Insights Fund

(the “Fund”)

Supplement dated October 3, 2014 to the

Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”)

dated February 28, 2014

Effectively immediately, Steve Jeneste no longer serves as a portfolio manager for the Fund and James Park will serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

All references to Mr. Jeneste in the Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Emerging Markets Equity Insights Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Fund since 2010; Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 2008; Dennis Walsh, Vice President, has managed the Fund since 2012; and James Park, Managing Director, has managed the Fund since 2014.

The following replaces the existing row in the table under the Quantitative Investment Strategies (“QIS”) Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
James Park, Managing Director	Emerging Markets Equity Insights International Equity Insights	2014 2012	Mr. Park joined the Investment Adviser as a member of the QIS team in 2004. He is a senior member of the QIS research and portfolio management team.

This Supplement should be retained with your Prospectus and

SAI for future reference.

INTINSPMSTK 10-14